UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 7, 2014

Remy International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13683	35-1909253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On September, 8, 2014, Remy International, Inc. (NASDAQ: REMY) announced the entry into agreements for a transaction (the "Transaction") with Fidelity National Financial, Inc. (NYSE: FNF).  The Transaction will in effect result in the distribution of the shares of common stock of Remy that are held by FNF to the holders of its Fidelity National Financial Ventures ("FNFV") tracking stock, and the acquisition by Remy of a small company, Fidelity National Technology Imaging, LLC ("FNTI"), from FNF.
FNTI’s business consists mainly of services including: document preparation, conversion, classification and indexing; data extraction including optical character recognition and intelligent character recognition software; data redaction; and records management and destruction. In 2013, FNTI had total revenue of $12 million and pre-tax operating income of $3 million.
Under the Transaction, FNFV will contribute all of the 16,342,508 shares of Remy common stock that FNFV owns and FNTI into a newly-formed subsidiary ("New Remy").  New Remy will then be distributed to FNFV shareholders.  Immediately following the distribution of New Remy to FNFV shareholders (the "Distribution"), New Remy and Remy will engage in a series of stock-for-stock transactions ending with a new publicly traded holding, New Remy Holdco Corp. ("New Holdco").  In the mergers, FNFV shareholders will receive a total of 16,615,359 shares of New Holdco common stock, or approximately 0.18117 shares for each share of FNFV tracking stock that they own.  The remaining stockholders of Remy (other than New Remy) will receive a total of 15,652,824 shares, or one share of New Holdco for each share of Remy they own.  Remy currently has approximately 32.0 million shares of common stock outstanding and at the conclusion of the Transaction, New Holdco will have approximately 32.3 million shares of common stock outstanding.   The Transaction will be tax-free to all existing Remy stockholders.
This structure will result in New Holdco becoming the new public parent of Remy.  It is anticipated that, immediately following the mergers, New Holdco will change its name to "Remy International, Inc." and its shares will be listed on NASDAQ under the trading symbol "REMY".  Under the organizational documents of New Holdco, the rights of the holders of the common stock of New Holdco will be the same as the rights of holders of Remy common stock.
The Merger Agreement
The mergers will be effected pursuant to a Merger Agreement dated as of September 7, 2014 (the “Merger Agreement”). As described above, the Merger Agreement provides that, New Remy will be merged with a wholly-owned subsidiary of New Holdco and will survive the merger as a subsidiary of New Holdco, and that immediately thereafter, Remy will be merged into a wholly-owned subsidiary of New Holdco and will survive the merger as a subsidiary of New Holdco. In the mergers, all outstanding shares of Remy common stock other than those held by New Remy) and of New Remy common stock will be converted into the right to receive shares of New Holdco common stock.
The consummation of the Merger is subject to various customary closing conditions, including (i) completion of the Distribution, (ii) approval by Remy’s stockholders, (iii) obtaining other regulatory approvals necessary to complete the Merger, (iv) the absence of any law or order from any court or governmental authority restraining, enjoining or prohibiting the Transaction, (v) receipt of opinions from tax advisors with respect to the intended tax treatment of the Transaction, (vi) the New Remy Form S-1 and New Holdco Form S-4 shall have become effective under the Securities Act, (vii) the shares of New Holdco common stock shall be approved for listing on the NASDAQ, (viii) the absence of specified material adverse changes, and (ix) receipt of certain third party consents.
The Merger Agreement contains customary representations and warranties made by each of FNF, Remy, and New Remy. FNF and Remy have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to conduct their respective material operations in the ordinary course of business consistent with past practice, (ii) not to take certain actions prior to the closing of the Merger without prior consent of the other, and (iii) not to take certain actions which could reasonably be expected to cause the Transactions to not be treated as a tax free transaction.
The Merger Agreement contains certain termination rights for both FNF and Remy.
In connection with the transactions contemplated by the Merger Agreement, certain additional agreements have been or will be entered into, including, among others:

•
a Tax Matters Agreement among New Holdco, FNF and New Remy, which will govern the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters, in each case related to tax matters of New Remy and FNTI after the Transaction;

•	a Reorganization Agreement between FNF and New Remy, providing for the terms of the contribution of FNF’s Remy shares and of FNTI to New Remy and of the Distribution;

•	a Corporate and Transitional Services Agreement between FNF and FNTI, pursuant to which the parties will, on a transitional basis, provide each other with certain support services and other assistance after the Transaction; and

•	a Trademark License Agreement between FNF and FNTI, which will allow the use of the Fidelity National tradename by FNTI following the Transaction.
Completion of the Transaction is anticipated to occur in late 2014 or early 2015, although there can be no assurance the Transaction will occur within the expected timeframe or at all.
The foregoing summary descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which are attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 8.01.     Other Events.
On September 8, 2014, Remy issued a press release announcing the transactions contemplated by the agreements described herein. A copy of the press release is attached hereto as Exhibit 99.1.
Cautionary Statements Regarding Forward-Looking Information
This filing contains certain statements relating to future events and Remy’s intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions, or events, including with respect to the Transaction, generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expected benefits of the Transaction, the expected timing of completion of the Transaction, and Remy’s anticipated future financial and operating performance and results, including its estimates for growth. These statements are based on the current expectations of Remy management. There are a number of risks and uncertainties that could cause Remy’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include risks relating to (i) conditions to the closing of the Transaction not being satisfied, (ii) a material adverse change, event or occurrence affecting Remy or FNTI prior to the closing of the Transaction delaying the Transaction or causing the companies to abandon the Transaction, (iii) the possibility that the Transaction may involve other unexpected costs, liabilities or delays, (iv) the businesses of each respective company being negatively impacted as a result of uncertainty surrounding the Transaction, (v) disruptions from the Transaction harming relationships with customers, employees or suppliers, and (vi) uncertainties regarding future prices, industry capacity levels and demand for Remy’s products, raw materials and energy costs and availability, changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate Remy’s business or manufacture its products before or after the Transaction, Remy’s ability to generate sufficient cash flows from its business before and after the Transaction, future economic conditions in the specific industries to which its products are sold, and global economic conditions.
In light of these risks, uncertainties, assumptions, and other factors, the forward-looking statements discussed in this communication may not occur. Other unknown or unpredictable factors could also have a material adverse effect on Remy’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Remy and its business, see Remy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Remy does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.
Additional Information and Where to Find it

Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of New Remy, New Holdco, Remy or any shares of stock of FNF or FNFV tracking stock. New Holdco plans to file with the SEC a Registration Statement on Form S-4 in connection with the transactions, and Remy plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transactions. In addition, New Remy plans to file with the SEC a registration statement on Form S-1 or on Form 10 in connection with the transactions. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Remy, New Holdco, New Remy, FNF and their affiliates, the transactions and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available.
Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by the parties through the web site maintained by the SEC at www.sec.gov.
In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus from Remy by contacting Remy International, Inc., 600 Corporation Drive, Pendleton, IN 46064, Attn: Investor Relations, Telephone (765) 778-6871.
Participants in the Solicitation
Remy International, Inc. and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding Remy International, Inc.'s directors and executive officers is contained in its Form 10-K for the year ended December 31, 2013 and in its proxy statement dated April 30, 2014, which is filed with the SEC. A more complete description will be available in the Registration Statements and the Proxy Statement/Prospectus.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
2.1
Agreement and Plan of Merger, dated as of September 7, 2014, by and among New Remy Corp., Remy International, Inc., New Remy Holdco Corp., New Remy Merger Sub, Inc., Old Remy Merger Sub, Inc. and Fidelity National Financial, Inc.

99.1	Press release dated September 8, 2014 announcing Plan for Distribution of FNF's Remy Shares to FNFV Shareholders

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: September 8, 2014	By:	/s/ John J. Pittas
	Name:	John J. Pittas
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of September 7, 2014, by and among New Remy Corp., Remy International, Inc., New Remy Holdco Corp., New Remy Merger Sub, Inc., Old Remy Merger Sub, Inc. and Fidelity National Financial, Inc.

99.1	Press release dated September 8, 2014 announcing Plan for Distribution of FNF's Remy Shares to FNFV Shareholders